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                                                                               1

                                                           L&W DRAFT OF 11/16/99










                             STOCKHOLDERS AGREEMENT



                 STOCKHOLDERS AGREEMENT (this "AGREEMENT"), dated as of
November 17, 1999, among WRC Media Inc., a Delaware corporation (the "COMPANY"), Weekly Reader Corporation, a Delaware corporation ("WEEKLY READER"), and JLC Learning Corporation, a Delaware corporation ("JLC LEARNING" and, together with the Company and Weekly Reader, the "ISSUERS"), EAC III L.L.C. (collectively, and together with any Affiliate thereof, the "PRINCIPALS" (as further defined herein)) and Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC (collectively, the "INITIAL PURCHASERS").

                 This Agreement is made pursuant to the Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of November 10, 1999, by and among the Issuers, the Note Guarantors set forth therein and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Units, the Principals and the Issuers have agreed to provide the registration rights set forth in this Agreement and have agreed to the tag-along and drag-along provisions set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

                 Pursuant to the Purchase Agreement, the Company has issued 205,656 shares of its common stock, par value $0.01 per share (the "COMMON STOCK") issued as part of the Units (the "UNIT COMMON STOCK").



                The parties hereby agree as follows:

SECTION 1.      DEFINITIONS.

                As used in this Agreement, the following capitalized terms shall have the following meanings:

                ACT:  The Securities Act of 1933, as amended.

                AFFILIATE:  As defined in Rule 144 of the Act.

                BUSINESS DAY: Any day other than a Saturday, Sunday or day on which commercial banks in the City of New York are authorized or required by law, regulation or executive order to remain closed.

                CLOSING DATE:  The date hereof.

                DEMAND EVENT: The earlier to occur of (a) 180 days after the date on which an initial Public Equity Offering is consummated and (b) the date on which any class of common stock of either the Company or Weekly Reader is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market System, other than in connection with the Public Equity Offering referred to in clause (a) of this definition.

                DEMAND REGISTRATION:  As defined in Section 6 of this Agreement.

                DEMAND REQUEST:  As defined in Section 6 of this Agreement.

                EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.


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                                                                               2

                EXCHANGE COMMON STOCK:  Shares of Weekly Reader Class
A Non-Voting Common Stock issuable upon exchange of shares of Unit Common Stock.

                EXCHANGE RATIO: On any Exchange Date, the Exchange Ratio is equal to the product of (1) the total number of shares of Weekly Reader Common Stock owned by WRC Media on any Exchange Date on a fully diluted basis times (2) a fraction, the numerator of which is one (1) and the denominator of which is the total number of shares of Common Stock outstanding on a fully diluted basis on such Exchange Date.

                HOLDER: A person who owns Registrable Securities or has the right to acquire Registrable Securities, whether or not such acquisition has actually been effected.

                INITIAL PUBLIC OFFERING: An issuance or sale of common stock pursuant to an underwritten public offering (whether on a firm commitment basis or a best efforts basis if such best efforts are successful) thereof pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act.

                INITIATING HOLDERS: One or more Holders owning individually or in the aggregate not less than the Requisite Securities.

                PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                PIGGY-BACK REGISTRATION. As defined in Section 7 of this Agreement.

                PRINCIPALS: EAC III L.L.C., a Delaware limited liability corporation, or such other person as Ripplewood Partners, L.P. maintains its equity investment in the Company through; provided that if Ripplewood Partners, L.P. has a direct equity investment in the Company or any of its subsidiaries, Principals shall include Ripplewood Partners, L.P.

                PRO RATA PORTION. Pro Rata Portion means with reference to any Holder at any time, a fraction, the numerator of which is the total number of shares of common stock held by such Holder and the denominator of which is the total number of shares of common stock held by all stockholders participating as sellers in such transaction, adjusted, in the case of the Exchange Common Stock for the applicable Exchange Ratio.

                PROSPECTUS: The prospectus included in a Registration
Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

                PUBLIC EQUITY OFFERING: means an underwritten offering of common stock of either the Company or Weekly Reader pursuant to a registration statement that has been declared effective by the SEC pursuant to the Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company or Weekly Reader, as applicable, and other than any offering registered on Form S-4 or its equivalent).

                REGISTRABLE SECURITIES: means (1) any shares of Unit Common Stock and Exchange Common Stock and (2) any other securities issued or issuable with respect to the exchange of Unit Common Stock or Exchange Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, securities shall cease to be Registrable Securities when (1) a registration statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Act and such securities shall have been disposed of by such Holder pursuant to such registration statement, (2)


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                                                                               3

such securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Act,
(3) such securities shall have been otherwise transferred by the Holder thereof and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or Weekly Reader, as applicable, or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Act or any similar state law then in force or (4) such securities shall have ceased to be outstanding.

                REGISTRATION EXPENSES: All expenses incident to the Company's and Weekly Reader's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), preparing, printing, filing, duplicating and distributing the Registration Statement and the related prospectus, the cost of printing stock certificates, the cost and charges of any transfer agent, rating agency fees, printing expenses, messenger, telephone and delivery expenses, reasonable fees and disbursements of counsel for the Company and Weekly Reader and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Selling Holders), and reasonable fees and expenses of one counsel for the Holders.

                REGISTRATION STATEMENT: Any registration statement of the Company or Weekly reader, as applicable, relating to the registration for resale of Registrable Securities that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and all material incorporated by reference therein.

                REORGANIZATION TRANSACTION: A reorganization at the sole discretion of the Company completed in connection with the Initial Public Offering of Weekly Reader pursuant to which the Company shall transfer, or cause to be transferred, all or substantially all its assets (including all the capital stock and debt securities of the subsidiaries of the Company (including Weekly Reader)) to Weekly Reader in exchange for the assumption by Weekly Reader of all or substantially all the liabilities of the Company, and the issuance to the Company by Weekly Reader of new securities (including common and preferred stock) of Weekly Reader.

                REQUISITE SECURITIES: A number of Registrable Securities equal to not less than 25% of the then Registrable Securities held in aggregate by all Holders.

                SEC:  The Securities and Exchange Commission.

                SELLING HOLDER: A Holder who is selling Registrable Securities in accordance with the provisions of this Agreement.

                SHELF REGISTRATION:  As defined in Section 8.

                WEEKLY READER CLASS A NON-VOTING COMMON STOCK: The class A non-voting common stock, par value $0.01 per share, of Weekly Reader. Upon the occurrence of an Initial Public Offering of Weekly Reader, the Weekly Reader Class A Non-Voting Common Stock will automatically convert into Weekly Reader Voting Common Stock.

                WEEKLY READER COMMON STOCK: The common stock of Weekly Reader of all classes.

                WEEKLY READER VOTING COMMON STOCK: The voting common stock, par value $0.01 per share, of Weekly Reader.


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                                                                               4

SECTION 2.      EXCHANGE RIGHTS

                (a) (i)   Subject to the provisions of this Section 2, each
Holder of the Unit Common Stock, at its option, may at any time on any Business Day in connection with the Initial Public Offering of Weekly Reader cause Weekly Reader to exchange all, but not less than all, outstanding shares of Unit Common Stock owned by such Holder for a number of shares of Weekly Reader Class A Non-Voting Common Stock determined by multiplying the number of such Holder's shares of Unit Common Stock by the Exchange Ratio. Dividends on Unit Common Stock exchanged for Weekly Reader Class A Non-Voting Common Stock which have been declared but have not been paid as of the date of exchange (the "EXCHANGE DATE") shall be deemed to have accrued on the Exchange Common Stock in equivalent adjusted amounts.

                    (ii) Subject to the provisions of this Section 2, the Company, at its option, in anticipation of the Reorganization Transaction may distribute to the Holders of Unit Common Stock in exchange for such stock a number of shares of Weekly Reader Class A Non-Voting Common Stock determined by multiplying the number of such shares of Unit Common Stock by the Exchange Ratio; PROVIDED that if the Initial Public Offering of Weekly Reader or the Reorganization Transaction is not consummated within ten business days after such exchange then the Exchange Common Stock will be converted back to Unit Common Stock using the inverse of the Exchange Ratio used for the initial exchange and the Company and the Holders shall then have the same rights to cause the Unit of Common Stock to be exchanged for Exchange Common Stock as prior to such exchange, and such shares of Unit Common Stock shall have been deemed to have been outstanding as if such shares had never been exchanged for such Exchange Common Stock for all purposes, including with respect to dividends and other distributions payable with respect to the Company's Common Stock. Dividends on Unit Common Stock exchanged for Weekly Reader Class A Non-Voting Common Stock which have been declared but have not been paid as of the Exchange Date shall be deemed to have accrued on the Exchange Common Stock in equivalent adjusted amounts.

                (b) (i)   In the event of an exchange pursuant to Section 2(a)
of the Unit Common Stock for Exchange Common Stock, notice of such exchange specifying the Exchange Date therefor shall be given (x) if at the option of a Holder of Unit Common Stock, to the Company and Weekly Reader, not less than 30 days nor more than 60 days prior to the Exchange Date or (y) if at the option of the Company, to the Holders of Unit Common Stock not less than 10 nor more than 60 days prior to the Exchange Date.

                    (ii) Notice having been given as aforesaid, from and after the Exchange Date (unless default shall be made by Weekly Reader issuing Exchange Common Stock or by the Company in distributing Exchange Common Stock, as applicable, in exchange for Unit Common Stock), all rights of the Holders as stockholders of the Company (except the right to receive the Exchange Common Stock) shall cease. In the case of an exchange pursuant to Section 2(a)(i), upon surrender to Weekly Reader in accordance with said notice of the certificates for the Unit Common Stock (properly endorsed or assigned for transfer), Weekly Reader shall issue the Exchange Common Stock and deliver to the applicable Holder(s) certificates therefor registered in the name of such Holder(s). In the case of an exchange pursuant to Section 2(a)(ii), the exchange shall be deemed to have been effected immediately after the close of business on the Exchange Date, and the Holder(s) in whose names the Exchange Common Stock shall be issuable upon such exchange shall be deemed to have become the Holders of record of the Exchange Common Stock represented thereby at such time on the Exchange Date. In connection with an exchange pursuant to Section 2(a)(ii), if the Company causes new shares of Weekly Reader Class A Non-Voting Common Stock to be issued to Holders of Unit Common Stock in connection with such exchange in lieu of exchanging such shares for existing shares of Exchange Common Stock, then the Exchange Ratio shall be adjusted so that after giving effect to such new issuance of shares of Exchange Common Stock, the Holders of Exchange Common Stock are in the same economic position as they would have been had no new shares of Exchange Common Stock been issued.


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                                                                               5

                    (iii) Prior to the issuance of the Exchange Common Stock by Weekly Reader and the delivery thereof by Weekly Reader or the Company, as the case may be, Weekly Reader and the Company shall comply with all applicable Federal and state laws and regulations which require action to be taken by them with respect to such issuance and delivery (it being understood that neither Weekly Reader nor the Company shall be required to file a registration statement covering such shares with the SEC). Holders of Unit Common Stock will be able to exchange their Weekly Reader Class A Non-Voting Common Stock for Exchange Common Stock only if the exchange of such securities is exempt from the registration requirements of the Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various Holders of securities reside.

                (c) Weekly Reader will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issuance or delivery of certificates evidencing the Exchange Common Stock other than those resulting from transfers to third parties.

                (d) Weekly Reader will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Weekly Reader Common Stock or its authorized and issued Weekly Reader Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Exchange Common Stock upon exchange of Unit Common Stock, the maximum number of shares of Weekly Reader Common Stock which may then be deliverable upon the exchange of all shares of Unit Common Stock.

SECTION 3.       TAG ALONG RIGHTS.

                (a) Notwithstanding anything in this Agreement to the contrary, except in the case of (i) transactions where Drag-Along Rights are exercised pursuant to Section 4 hereof, (ii) sales in which the Holders of Registrable Securities have piggy-back registration rights pursuant to Section 7 hereof (which have not been limited in accordance with the terms hereof or otherwise), (iii) transfers to Affiliates of the Principals and (iv) sales by Principals to persons other than Affiliates of the Principals on a cumulative basis that do not exceed 20% of the shares of common stock of the Company and Weekly Reader held by the Principals, the Principals shall refrain from effecting any transfer or sale of common stock of the Company and Weekly Reader unless, prior to the consummation thereof, the Holders shall have been afforded the opportunity to join in such sale on the basis provided for in this Section 3.



                (b) Prior to consummation of the proposed transfer by the Principals referred to in Section 2(a) above, the Principals shall give each Holder of Registrable Securities notice (a "TAGALONG NOTICE") stating the number of shares of common stock of the Company and Weekly Reader to be transferred and the price and other terms on which the shares to be transferred. Any Holder of Unit Common Stock and Exchange Common Stock may elect to participate in such transfer (a "TAGALONG RIGHT") by giving notice to the Principals within 15 days of receipt of the Tag-Along Notice.



                (c) The number of shares of Unit Common Stock and Exchange Common Stock that any Holder electing to participant in a transfer shall be eligible to sell pursuant thereto shall be equal to the product obtained by multiplying the aggregate number of shares of common stock proposed to be purchased by the Proposed Purchaser, whether from the Principals, the Holders or otherwise, by such Holder's Pro Rata Portion, and the number of shares of common stock to be sold by the Principals shall be reduced by the aggregate number of shares of common stock of the Company and Weekly Reader to be purchased from such Holders pursuant thereto. Such purchase shall be made on the same terms and conditions as the proposed purchaser of the common stock of the Company and Weekly Reader (the "PROPOSED PURCHASER") shall have offered to purchase shares of common stock of the Company and Weekly Reader to be sold by Principals (net, in the case of any options, warrants or rights, of any amounts required to be paid by the Holder upon exercise thereof).

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Any shares of Unit Common Stock or Exchange Common Stock purchased from the
Holders pursuant to such provisions shall be paid for at the same price per share of common stock of the Company and Weekly Reader and upon the same terms and conditions as such proposed transfer of common stock of the Company and Weekly Reader by the Principals, adjusted, in the case of the Exchange Common Stock, for the applicable Exchange Ratio. If the Securities to be purchased in the Company Sale includes securities other than common stock, the price to be paid for such securities shall be the same price per share or other denomination paid received by the Principals for like securities purchased from the Principals.

SECTION 4.        DRAG-ALONG RIGHTS.

                 (a) If any Principal or Principals approve or authorize a sale or exchange (the "COMPANY SALE") of more than 80% of the then outstanding capital stock of Weekly Reader or the Company in a bona fide arm's-length transaction to a third party that is not an Affiliate of any Principal or of the Company or Weekly Reader (an "INDEPENDENT THIRD PARTY"), then the Principal or Principals shall have the right, subject to all the provisions of this Section 4 (the "DRAG-ALONG RIGHT"), to require each of the Holders of Unit Common Stock and Exchange Common Stock to sell, transfer and deliver or cause to be sold, transferred and delivered to such Independent Third Party all Unit Common Stock and Exchange Common Stock owned by them; PROVIDED, HOWEVER, that if the Principals agree to sell less than all of their shares to such Independent Third Party, each of the other Holders shall only be required to sell, transfer and deliver to such Independent Third Party an amount of Unit Common Stock and Exchange Common Stock equal to the product obtained by multiplying the amount by such Holder's Pro Rata Portion.

                 (b) If the Principals desire to exercise Drag-Along Rights, it shall give written notice to the Holders (the "DRAG-ALONG NOTICE") of the Company Sale, setting forth the name and address of the transferee, the date on which such transaction is proposed to be consummated (which shall be not less than 30 days after the date such Drag-Along Notice is given), and the proposed amount and form of consideration and terms and conditions of payment offered by such transferee, including, without limitation, the material terms of any debt or equity securities proposed to be included as part of such consideration, identifying the issuer or issuers thereof. If such consideration includes any non-cash consideration, such notice shall also state the fair market value of such non-cash consideration and shall describe in reasonable detail the method by which such value shall have been determined.



                 (c) The consideration to be received by the Holders of Unit Common Stock and Exchange Common Stock shall be at the same price per share of common stock (net, in the case of any options, warrants or rights, of any amounts required to be paid by the Holder upon exercise thereof) and upon the same terms and conditions as such proposed transfer of common stock of the Company and Weekly Reader by the Principals, adjusted in the case of Exchange Common Stock, for the applicable Exchange Ratio. Such consideration shall be of the same type of consideration received by the Principals. If the securities to be purchased in the Company Sale includes securities other than common stock, the price to be paid for such securities shall be the same price per share or other denomination paid received by the Principals for like securities purchased from the Principals.

SECTION 5.        REGISTRATION PROCEDURES.

                  In connection with any Demand Registration, Piggy-Back Registration or Shelf Registration, the Company or Weekly Reader, as applicable, shall (provided that it will not be required to take any action pursuant to this Section 5 that would, in the written opinion of counsel for the Company or Weekly Reader, as applicable, violate applicable law):

                  (a) Use commercially reasonable best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods


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                                                                               7

of distribution thereof, and pursuant thereto the Company or Weekly Reader, as applicable, will prepare and file with the SEC a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

                  (b) Promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or related Prospectus, provide copies of such document to each Selling Holder in connection with such sale, if any, and make the Company's or Weekly Reader's, as applicable, representatives reasonably available during normal business hours for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Selling Holders may reasonably request;

                  (c) Make available, at reasonable times, for inspection by a representative of, and counsel for, Holders of at least 25% in aggregate principal amount of Registrable securities being sold, all relevant financial and other records and pertinent corporate documents of the Company or Weekly Reader, as applicable, as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities and use its best efforts to cause the Company's or Weekly Reader's, as applicable, officers, directors and employees to supply all relevant information reasonably requested by any such representatives in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (d) If requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company or Weekly Reader, as applicable, is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (e) In connection with any Demand Registration and, to the extent the participants other than Holders of Registrable Securities in a Piggy-Back Registration receive any items set forth in this Section 5(e), in connection with a Piggy-Back Registration, upon the request of the Holders of not less than a majority of the then Registrable Securities held in aggregate by all Holders (the "Majority Holders"), enter into such agreements (including underwriting agreements) and make such customary representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company or Weekly Reader, as applicable, shall:

                          (i) upon request of the Majority Holders furnish (or in the case of paragraphs (B) and (C), use its best efforts to cause to be furnished) to each Holder, upon the effectiveness of the Registration Statement:

                  (A) a certificate, dated such date, signed on behalf of the Company or Weekly Reader, as applicable, by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company or Weekly Reader, as applicable, confirming, as of the date thereof, the matters set forth in Sections 6(kk) (as to the Registration Statement) and 9(a) (as to the representations and warranties contained herein) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                  (B) an opinion, dated the date of effectiveness of the Registration Statement, as the case may be, of counsel for the Company or Weekly Reader, as applicable, covering matters similar to those set forth in Exhibit A to the of the Purchase Agreement; and


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                                                                               8

                  (C) a customary comfort letter, dated the date of effectiveness of the Registration Statement, as the case may be, from the Company's or Weekly Reader's, as applicable, independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(g) of the Purchase Agreement; and

                          (ii) deliver such other documents and certificates as may be reasonably requested by the Selling Holders to evidence compliance with the matters covered in clause (i) above and with any customary conditions contained in any agreement entered into by the Company or Weekly Reader, as applicable, pursuant to this clause (e);

                  (f) Use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 6 or 7 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made) not misleading or (ii) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company or Weekly Reader, as applicable, to the extent required after the Recommencement Date, shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if SEC review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable;

                  (g) Prepare and file with the SEC such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 6 or 7 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (h) Advise each Holder promptly (if requested by such Holder, in the case of clause (i) and (ii)) (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;



                  (i) Subject to Section 5(f), if any fact or event contemplated by Section 5(h)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the


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                                                                               9

Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (j) Furnish to each Selling Holder in connection with such exchange or sale, if any, before filing with the SEC, copies of any Registration Statement or any related Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five business days, and, in connection with any Demand Registration, the Company or Weekly Reader, as applicable, will not file any such Registration Statement or related Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Selling Holders shall reasonably object within five business days after the receipt thereof. A Selling Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, related Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

                  (k) furnish to each Holder of Registrable Securities included within the coverage of any Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment thereto, including financial statements and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);

                  (l) [during the Shelf Registration Period,] promptly deliver to each Holder of Registrable Securities included within the coverage of any Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereof as such Holder may reasonably request; and the Company and Weekly Reader, as applicable, consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offer and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

                  (m) furnish to any other Holder who so requests, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);

                  (n) Prior to any public offering of Registrable Securities, cooperate with the Selling Holders and their counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the Majority Holders may request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company or Weekly Reader, as applicable, shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

                  (o) In connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Selling Holders may request in writing at least three Business Days prior to such sale of Registrable Securities;

                  (p) Use its best efforts to cause the disposition of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, subject to the proviso contained in clause (n) above;


                  (q) Provide a CUSIP number for all Registrable Securities not later than the effective date of a Registration Statement covering such Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company;


                  (r) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable after the effective date of such Registration Statement, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (s) Provide promptly to each Holder, upon written request, each document filed by the Company or Weekly reader as applicable, with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act during any period of time when the Company or Weekly Reader as applicable is required to maintain the effectiveness of a Registration Statement;

                  (t) Use its best efforts to cause the common stock being registered to be quoted or listed on any exchange upon which the Company's or Weekly Reader's, as applicable, common stock is then quoted or listed; and

                  (u) Use its best efforts to take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement.

                  The Company or Weekly Reader, as applicable, may require each Selling Holder as to which any registration is being effected to furnish to the Company or Weekly Reader, as applicable, such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement, and the Company or Weekly Reader, as applicable, may exclude from such registration the Registrable Securities of any Selling Holder who unreasonably fails to furnish such information promptly after receiving such request.

                  If any such Registration Statement refers to any Holder by name or otherwise as the holder or any securities of the Company or Weekly Reader, as applicable, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's or Weekly Reader's, as applicable, securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or Weekly Reader, as applicable, or
(ii) in the event that such reference to such Holder by name or otherwise is not required by the Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.


                  Each Holder agrees by acquisition of a Registrable Security that, upon receipt of the notice referred to in Section 5(h)(iii) or any notice from the Company or Weekly Reader, as applicable, of the existence of any fact of the kind described in Section 5(h)(iv) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof, or (ii) such Holder is advised in writing by the Company or Weekly Reader, as applicable, that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each

Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company or Weekly Reader, as applicable, with more recently dated Prospectuses or (ii) deliver to the Company or Weekly Reader, as applicable, (at the Company's or Weekly Reader's, as applicable, expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 6 or 7 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

                  Notwithstanding any of the foregoing provisions of this
Section 5 and subject to Section 7 hereof, in the case of any Piggy-Back Registration, the Company or Weekly Reader, as applicable, shall be deemed to have complied with the requirements of this Section 5 in respect of the Holders of Registrable Securities if (i) the Company or Weekly Reader, as applicable, follows the same registration procedures with respect to the Registrable Securities subject to such Piggy-Back Registration as the Company or Weekly Reader, as applicable, follows with respect to the other securities included in such registration (including any securities offered by the Company or Weekly Reader, as applicable) and (ii) only if there are participants in the Piggy-Back Registration other than the Company or the Holders of the Registrable Securities, the Company or Weekly Reader, as applicable, provides the Holders of such Registrable Securities with the same rights with respect such registration procedures as are provided to the other participants in such Piggy-Back Registration.

SECTION 6.        DEMAND REGISTRATION.

                  (a) After the occurrence of a Demand Event, one or more Initiating Holders owning individually or in the aggregate not less than the Requisite Securities may request in writing that the Company, if the Demand Event is in connection with its Initial Public Offering or listing, or Weekly Reader, if the Demand Event is in connection with its Initial Public Offering or listing, effect the registration under the Act of all or part of the Registrable Securities of the Company or Weekly Reader, as the case may be, held by such Initiating Holders and shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof (the "DEMAND REQUEST"). Only the first Demand Event will give rise to any obligation for either Weekly Reader or the Company to effect a Demand Registration and such obligation shall solely be the obligation of the entity for which the Initial Public Offering or listing has occurred. The Company or Weekly Reader, as applicable, shall give prompt written notice of the Demand Request to all other Holders of Registrable Securities. Within 120 days of receipt of the Demand Request the Company or Weekly Reader, as applicable, will, subject to the terms of this Agreement, file a Registration Statement and use its best efforts to effect the registration under the Act:

                           (i) the Registrable Securities which the Company or Weekly Reader, as applicable, has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                           (ii) all other Registrable Securities, the Holders of which shall have made a written request to the Company or Weekly Reader, as applicable, for registration thereof within 20 days after the giving of such written notice by the Company or Weekly Reader, as applicable, (which request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition of such Registrable Securities); and

                           (iii) all shares of securities that the Company or Weekly Reader, as applicable, or any other stockholder may elect to register in connection with the offering of Registrable Securities pursuant to this Section 6, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional securities so to be registered.

                  (b) Registration under this Section 6 (the "DEMAND REGISTRATION") shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company or Weekly Reader, as applicable, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

                  (c) The Company or Weekly Reader, as applicable, will pay all Registration Expenses in connection with any registration requested pursuant to this Section 6. The Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, in connection with the Registration Statement requested under this Section 6, which costs shall be allocated PRO RATA among all Selling Holders on whose behalf Registrable Securities of the Company or Weekly Reader, as applicable, are included in such registration on the basis of the respective amounts of the Registrable Securities then being registered on their behalf.

                  (d) The Holders shall be entitled to request one (1) registration pursuant to this Section 6. A Registration Statement requested pursuant to this Section 6 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the SEC and (ii) the Company or Weekly Reader, as applicable, has complied in a timely manner and in all material respects with all of its obligations under this Agreement; PROVIDED, (i) if, after such Registration Statement has become effective, such Registration Statement is or becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities under such Registration Statement for any reason, other than by reason of some act or omission by any Holder participating in such registration, and does not become effective within a reasonable period of time thereafter, such period not to exceed 60 days from the date of such stop order, injunction, or other governmental order or requirement or (ii) the Registration Statement does not remain effective under the Act until at least the earlier of
(A) an aggregate of 180 days after the effective date thereof or (B) the consummation of the distribution by the Selling Holders of all of the Registrable Securities covered thereby. For purposes of calculation the 180-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration.

                  (e) If a requested registration pursuant to this Section 6 involves an underwritten offering, and the managing underwriter or underwriters shall advise the Company or Weekly Reader, as applicable, in writing (with a copy to each Holder requesting registration) that, in such managing underwriter's or underwriters' opinion, the number of securities requested to be included in such registration (including securities of the Company or Weekly Reader, as applicable, which are not Registrable Securities) is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company or Weekly Reader, as applicable, will include in such registration, to the extent of the number which the Company or Weekly Reader, as applicable, is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the Holders, PRO RATA among such holders requesting such registration on the basis of the number of such securities requested to be included by such Holders and (ii) second, securities held by other Persons, including the Company or Weekly Reader, as applicable. If more than 10% of the securities of the Holders have been excluded from a Registration Statement pursuant to the provisions of this Section 6(e), then such registration shall not count toward determining whether the Company has satisfied its obligation to effect one Demand Registration pursuant to this Section 6 with respect to such securities.

                  (f) If the Company or Weekly Reader, as applicable, receives a Demand Request during a "lock-up" or "black out" period (the "LOCK UP PERIOD") imposed on the Company or Weekly Reader, as applicable, pursuant to or in connection with any underwriting or purchase agreement relating to a Rule 144A offering or a registered public offering of common stock of the Company or Weekly Reader, as applicable, or securities convertible into or exchangeable for common stock of the Company or Weekly Reader, as applicable, the Company or Weekly Reader, as applicable, shall not be required to notify holders of Registrable Securities pursuant to Section 6(a) hereof or file a Registration Statement prior to the end of the Lock Up Period.; PROVIDED, that such Lock Up Period shall not exceed 90 days or, in the case of an Initial Public Offering, 180 days. The Company or Weekly Reader, as applicable, shall use all commercially reasonable best efforts to cause the Registration Statement to become effective no later than the later of (i) 180 days after receipt of the Demand Request or (ii) 60 days after the end of the Lock Up Period The Company or Weekly Reader, as applicable, shall notify the Holders of Registrable Securities within 10 days of the imposition of any Lock Up Period on the Company or Weekly Reader.

SECTION 7.        PIGGY-BACK REGISTRATION.

                  (a) If the Company or Weekly Reader, as applicable, proposes to file a Registration Statement under the Act with respect to an offering by the Company or Weekly Reader, as applicable, for its own account or for the account of any of the holders of any class of common stock of the Company or Weekly Reader, as applicable, (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's or Weekly Reader's, as applicable, existing security holders or (iii) a Registration Statement concerning common stock offered to employees of the Company or Weekly Reader, as applicable, or its subsidiaries), then the Company or Weekly Reader, as applicable, shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event fewer than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing within 20 days after receipt of such written notice from the Company or Weekly Reader, as applicable, (which request shall specify the shares of common stock of the Company or Weekly Reader, as applicable, intended to be disposed of by such Selling Holder) (a "PIGGY-BACK REGISTRATION"). Upon the written request of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company or Weekly Reader, as applicable, will, subject to the terms of this Agreement, effect the registration under the Act of all Registrable Securities which the Company or Weekly Reader, as applicable, has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement that covers the securities which the Company or Weekly Reader, as applicable, proposes to register, PROVIDED that, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or Weekly Reader, as applicable, shall determine for any reason either not to register or to delay registration of such securities, the Company or Weekly Reader, as applicable, may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 6, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 7 shall relieve the Company or Weekly Reader, as applicable, of its obligation to effect any registration upon request under Section 6, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 6. The Company or Weekly Reader, as applicable, shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Act until the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby.

                  (b) The Company or Weekly Reader, as applicable, shall use its reasonable efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included in the same terms and conditions as any similar securities of the Company or Weekly Reader, as applicable, or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Selling Holders shall enter into reasonable and customary underwriting agreements in connection with any such underwritten registration. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to these provisions by giving written notice to the Company or Weekly Reader, as applicable, of its request to withdraw prior to the effective date of such registration statement. The Company or Weekly Reader, as applicable, may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company or Weekly Reader, as applicable, may elect to delay the registration; PROVIDED, HOWEVER, that the Company or Weekly Reader, as applicable, shall give prompt written notice thereof to participating Holders.

                  (c) The Company or Weekly Reader, as applicable, will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 7 and the Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, relating to the sale of such Selling Holders' Registrable Securities pursuant to this Section 7, such costs being allocated PRO RATA among all Selling Holders on whose behalf Registrable Securities of the Company or Weekly Reader, as applicable, are included in such registration on the basis of the respective amounts of Registrable Securities then being registered on their behalf.

                  (d) PRIORITY IN PIGGY-BACK REGISTRATIONS. If a registration pursuant to this Section 6 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, the Company will, if requested by any Holder and subject to the provisions of this Section 6, use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. Notwithstanding anything to the contrary, if the managing underwriter of such underwritten offering shall, in writing, inform the Holders requesting such registration and the holders of any of the Company's other securities which shall have exercised registration rights in respect of such underwritten offering of its belief that the number of securities requested to be included in such registration (including securities of the Company that are not Registrable Securities) is such as to adversely affect the success of such offering, including the price at which such securities can be sold in (or during the time of) such offering, then the Company will be required to include in such registration statement only the amount of securities that it is so advised should be included in such registration. In such event, (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities that the Company proposes to register, and
(ii) second, the securities that have been requested to be included in such registration by Holders and by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (PRO RATA on the amount of securities sought to be registered by such Holders and Persons) and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of any person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such person is a Holder, there shall be no priority as among Holders and Registrable Securities sought to be included by Holders shall be included PRO RATA based on the amount of securities sought to be registered by such persons), (ii) second, the securities that have been requested to be included in such registration by Holders and other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (PRO RATA based on the amount of securities sought to be registered by such Holders and persons) and (iii) third, the securities which the Company proposes to register.

SECTION 8.        SHELF REGISTRATION

                  (a) SHELF REGISTRATION. If a Demand Event occurs with respect to an Initial Public Offering of Weekly Reader that does not include or occur after a Reorganization Transaction, then the Company shall:

                  (x) use its reasonable best efforts to cause to be filed, on or prior to 45 days after the earlier of the date of such Initial Public Offering (the "SHELF REGISTRATION FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION"), relating to all Registrable Securities issued by the Company, and

                  (y) use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline (such 90th day the "SHELF REGISTRATION EFFECTIVENESS TARGET DATE").

                  To the extent necessary to ensure that the Shelf Registration is available for sale of Registrable Securities by the Holders thereof entitled to the benefit of this Section 8, the Company shall use its reasonable best efforts to keep any Shelf Registration required by this Section 8 continuously effective, supplemented, amended and current as required by and subject to the provisions of and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of: (i) two years from the date of such Initial Public Offering or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Senior Subordinated Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Act.

SECTION 9. ADJUSTMENT OF NUMBER OF SHARES OF EXCHANGE COMMON STOCK ISSUABLE AND EXCHANGE RATIO.

                  The number of shares of Exchange Common Stock issuable upon exchange of Unit Common Stock and the Exchange Ratio are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section
9. For purposes of this Section 9, "COMMON STOCK" means shares now or hereafter authorized of any class of common stock of the Company or Weekly Reader, as applicable, and any other stock of the Company or Weekly Reader, as applicable, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company or Weekly Reader, as applicable, without limit as to per share amount.

                  (a)     Adjustment for Change in Capital Stock.

                  If Weekly Reader, as applicable, (i) pays a dividend or makes a distribution on its common stock in shares of its Common Stock, (ii) subdivides or splits its outstanding shares of common stock into a greater number of shares, (iii) combines its outstanding shares of common stock into a smaller number of shares, (iv) makes a distribution on its common stock in shares of its capital stock other than common stock or (v) issues by reclassification of its common stock any shares of its capital stock, then the number of shares of Exchange Common Stock issuable upon exchange of Unit Common Stock, and the Exchange Ratio in effect, immediately prior to such action shall be proportionately adjusted so that the holder of any Unit Common Stock thereafter shall be entitled to the aggregate number and kind of shares of capital stock of Weekly Reader which he would have been entitled to immediately following such action as he would have been entitled to immediately prior to such action, PROVIDED, HOWEVER, that no adjustment shall be made for the issuance, on the date of this Agreement, of management options in effect on the date of this Agreement.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a Holder of Unit Common Stock may receive shares of two or more classes of capital stock of Weekly Reader, Weekly Reader, as applicable, shall determine, in good faith, the allocation between the classes of capital stock. After such allocation, the Exchange Ratio and the number of shares Exchange Common Stock, as applicable, shall thereafter be subject to adjustment on terms comparable to those applicable to common stock in this Section 9. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b)     Adjustment for Rights Issue.

                  If Weekly Reader distributes any rights, options (other than pursuant to any common stock related employee benefit plan or agreement of Weekly Reader approved by its Board of Directors) or warrants to all holders of its common stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of common stock at a price per share less than the Fair Value per share on that record date (other than pursuant to any common stockrelated employee compensation plan or agreement of Weekly Reader approved by its Board of Directors), the Exchange Ratio shall be adjusted in accordance with the formula:

                                    O + N
                           -------------------------
 E'   =    E      x                         M
                           O    +    N x P
                                    -----------
                                            M

where:

         E'       =       the adjusted Exchange Ratio.

         E        =       the current Exchange Ratio.

         O        =       the number of shares of common stock of Weekly
                          Reader outstanding on the record date.

         N        =       the number of additional shares of common stock of
                          Weekly Reader issued pursuant to such rights, options or warrants.

         P        =       the aggregate price per share of the additional
                          shares.

         M        =       the Fair Value per share of common stock of Weekly
                          Reader on the record date.

                  The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exchange Ratio shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  (c)     Adjustment for Other Distributions.

                  If the Weekly Reader distributes to all holders of its common stock any of its assets (excluding ordinary cash dividends) or debt securities, preferred stock or any rights or warrants to purchase any such securities or other securities of Weekly Reader (excluding securities issued in transactions referred to in Section 9(a)(i) above) of Weekly Reader], the Exchange Ratio shall be adjusted in accordance with the formula:

                                            M
                  E'   =    E       x       ----------------
                                            M    -    F

where:

         E'       =       the adjusted Exchange Ratio.

         E        =       the current Exchange Ratio.

         M        =       the Fair Value per share of common stock of Weekly
                          Reader on the record date mentioned below.

         F        =       the fair market value on the record date of the
                          debt securities, preferred stock, assets, securities, rights or warrants to be distributed in respect of one share of common stock of Weekly Reader as determined in good faith by the Board of Directors of Weekly Reader.

                  The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This Section 9(c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of Weekly Reader prepared in accordance with generally accepted accounting principles. Also, this Section 9(c) does not apply to rights, options or warrants referred to in Section 9(b) hereof.

                  (d)     Adjustment for Common Stock Issue.

                  If Weekly Reader issues shares of common stock (other than pursuant to any common stock-related employee benefit plan or agreement of Weekly Reader approved by its Board of Directors) for a consideration per share less than the Fair Value per share on the date Weekly Reader fixes the offering price of such additional shares, the Exchange Ratio shall be adjusted in accordance with the formula:

                                    A
                                    -------------------
         E'   =    E       x                P
                                            -----
                                            +   M

where:

                  E'      =        the adjusted Exchange Ratio.

                  E       =        the then current Exchange Ratio.

                  O       =        the number of shares of Common Stock of
                                   Weekly Reader outstanding immediately prior to the issuance of such additional shares.

                  P       =        the aggregate consideration received for
                                   the issuance of such additional shares.

                  M       =        the Fair Value per share on the date of
                                   issuance of such additional shares.

                  A       =        the number of shares of common stock of
                                   Weekly Reader outstanding immediately after the issuance of such additional shares.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  This subsection (d) does not apply to:

                                   (1) any of the transactions described in
                          subsections (a), (b) and (c) of this Section 9,

                                   (2) the exercise of warrants, or the
                          conversion or exchange of other securities convertible or exchangeable for common stock the issuance of which caused an adjustment to be made under Section 9(e),

                                   (3) common stock issued to Weekly Reader's
                          employees (or employees of its subsidiaries) under bona fide employee benefit plans adopted by its Board of Directors and approved by the holders of common stock of Weekly Reader when required by law, if such common stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Agreement shall not exceed 5% of the common stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder),

                                   (4) common stock of Weekly Reader issued to
                          shareholders of any person which merges into Weekly Reader, as applicable, or with a subsidiary of the Company or Weekly Reader in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, provided that if such person is an Affiliate of Weekly Reader the Board of Directors of Weekly Reader shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of Weekly Reader stating that the consideration received in such merger is fair to Weekly Reader from a financial point of view, or

                                   (5) the issuance of shares of common stock
                          of Weekly Reader pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit.

                  (e)     Adjustment for Convertible Securities Issue.

                  If Weekly Reader issues any securities convertible into or exchangeable for common stock (other than pursuant to any common stock-related employee benefit plan or agreement of Weekly Reader approved by the Board of Directors of Weekly Reader) and other than securities issued in transactions described in subsections (a), (b) and (c) of this Section 8) for a consideration per share of common stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Exchange Ratio shall be adjusted in accordance with this formula:

                                            O    +   D
                                            ----------------
                  E'   =    E       x                P
                                                     -----
                                            O    +    M

where:

         E'       =       the adjusted Exchange Ratio.

         E        =       the then current Exchange Ratio.

         O        =       the number of shares of common stock of Weekly
                          Reader outstanding immediately prior to the issuance of such securities.

         P        =       the aggregate consideration received for the issuance
                          of such securities.

         M        =       the Fair Value per share of common stock of Weekly
                          Reader on the date of issuance of such securities.

         D        =       the maximum number of shares of common stock of
                          Weekly Reader deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  If all of the common stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exchange Ratio shall promptly be readjusted to the Exchange Ratio which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of common stock issued upon conversion or exchange of such securities.

                  This subsection (e) does not apply to convertible securities issued to shareholders of any person which merges into Weekly Reader with a subsidiary of Weekly Reader in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, provided that if such person is an Affiliate Weekly Reader the Board of Directors of Weekly Reader shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of Weekly Reader stating that the consideration received in such merger is fair to the Company from a financial point of view.

                  (f)     Consideration Received.

                  For purposes of any computation respecting consideration received pursuant to subsections (d), and (e) of this Section 9, the following shall apply:

                             (1) in the case of the issuance of shares of
                          common stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Weekly Reader for any underwriting of the issue or otherwise in connection therewith;

                             (2) in the case of the issuance of shares of
                          common stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of Weekly Reader (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be delivered to the Holders;

                             (3) in the case of the issuance of securities
                          convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Weekly Reader for the issuance of such securities plus the additional minimum consideration, if any, to be received by Weekly Reader upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

                             (4) in the case of the issuance of shares of
                          common stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors of Weekly Reader whose determination shall be conclusive and described in a Board resolution which shall be delivered to the Holders plus the additional minimum consideration, if any, to be received by Weekly upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clauses (1) and (2) of this subsection).

                  (g)     Fair Value.

                  In Sections 9 (b), (c), (d) and (e) hereof, the "FAIR VALUE" per security at any date of determination shall be (1) in connection with a sale by Weekly Reader to a party that is not an Affiliate of Weekly Reader in an arm's-length transaction (a "NON-AFFILIATE SALE"), the price per security at which such security is sold and (2) in connection with any sale by Weekly Reader to an Affiliate of Weekly Reader (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by (i) a majority of the Board of Directors of Weekly Readers, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Holders or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of Weekly Reader taking into account, among all other factors deemed relevant by the Board of Directors of Weekly Reader or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded. Notwithstanding the foregoing, any sale to Donaldson, Lufkin & Jenrette Securities Corporation or Banc of America Securities LLC (or any successors thereto) pursuant to an underwritten public offering registered under the Act shall be deemed to be and treated as a Non-Affiliate Sale.

                  For purposes of this Section 9(g), "DISINTERESTED DIRECTOR" means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors of Weekly Reader who is not an officer, employee, director or other Affiliate of the party to whom the Company or Weekly Reader is proposing to issue the securities giving rise to such determination.

                  (h)     When De Minimis Adjustment May Be Deferred.

                  All calculations under this Section 8 shall be made to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under subsection (n). Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  (i)     When No Adjustment Required.

                  No adjustment need be made for a transaction referred to
Section 9(a), (b), (c), (d), (e) or (f) hereof, if Holders are to participate (without being required to exercise their shares) in the transaction on a basis and with notice that the Board of Directors of Weekly Reader determines to be fair and appropriate in light of the basis and notice on which holders of common stock participate in the transaction. No adjustment need be made for (i) rights to purchase common stock pursuant to a plan of Weekly Reader for reinvestment of dividends or interest or (ii) a change in the par value or no par value of the common stock.

                  (j)     Notice of Adjustment.

                  Whenever the Exchange Ratio is adjusted, the Company shall provide the notices required by Section 11 hereof.

                  (k)     Notice of Certain Transactions.

                  If (i) Weekly Reader takes any action that would require an adjustment in the Exchange Ratio pursuant to Section 8(a), (b), (c), (d), (e) or
(f) hereof and if Weekly Reader does not arrange for Holders to participate pursuant to Section 9(i) hereof, (ii) Weekly Reader takes any action that would require issuance of new shares of Exchange Common Stock pursuant to Section 9(l) hereof or (iii) there is a liquidation or dissolution of Weekly Reader then Weekly Reader shall mail to Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Weekly Reader shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                  (l)     Reorganization of Weekly Reader.

                  Immediately after the date hereof, if Weekly Reader consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction shares of Unit Common Stock shall automatically become exchangeable for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after the consolidation, merger, transfer or lease. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Weekly or the person to which such sale or conveyance shall have been made, which shall be subject to adjustments that are nearly equivalent as may be practical to the adjustments provided for in this Section 9(l). The successor company shall mail to Holders a notice describing the provisions governing the new shares. If this Section 9(l) applies, Sections 9(a), (b), (c), (d), (e) and (f) hereof do not apply.

                  (m)     Determination of Weekly Reader Final.

                  Any determination that Weekly Reader or its Board of Directors must make pursuant to Section 9(a), (c), (d), (e), (f), (g), (h) or (i) hereof is conclusive.

SECTION 10.       LIMITATIONS, CONDITIONS AND QUALIFICATIONS TO
                  OBLIGATIONS UNDER REGISTRATION COVENANTS.

                  The obligations of the Company or Weekly Reader, as applicable, described in Sections 6, 7 and 8 of this Agreement are subject to each of the following limitations, conditions and qualifications:

                  (a) Subject to the next sentence of this paragraph, the Company or Weekly Reader, as applicable, shall be entitled to postpone, for a reasonable period of time, the filing of effectiveness of, or suspend the rights of any Holder to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in Section 6 or Section 8 hereof; PROVIDED, HOWEVER, that the duration of such postponement or suspension may not exceed 60 days in any twelve-month period. Such postponement or suspension may only be effected if (i) an event or circumstance occurs and is continuing as a result of which such Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith judgment of the Company or Weekly Reader, as applicable, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii)(A) the Company or Weekly Reader, as applicable, determines in its good faith judgment that the disclosure of the event at that time would have a material adverse effect on the business, operations or prospects of the Company or Weekly Reader, as applicable, or (B) the disclosure otherwise relates to a material business transaction or development that has not yet been publicly disclosed. If the Company or Weekly Reader, as applicable, shall so postpone the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, a

Registration Statement it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (x) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmation vote of the Selling Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company or Weekly Reader, as applicable, within 10 days after receipt of such notice, or (y) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the Demand Registraion referred to in Section 6 hereof. The time period regarding the effectiveness of any Registration Statement pursuant to
Section 6, 7 or 8 hereof, as applicable, shall be extended by a number of days equal to the number of days in the suspension period described in this Section 10(a).

                  (b) The Company or Weekly Reader, as applicable, shall no be required by this Agreement to include securities in a Registration Statement relating to a Piggy-back Registration above if (i) in the written opinion of outside counsel to the Company or Weekly Reader, as applicable, addressed to the Holders seeking registration and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the succeeding three-month period, without registration, under Rule 144 under the Act, which opinion may be based in part upon the representation by the Holders of such securities seeking registration, which registration shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company or Weekly Reader, as applicable, within the meaning of the Act, and (ii) all requirements under the Act for effecting such sales are satisfied at such time.

                  (c) The Company's or Weekly Reader's, as applicable, obligations shall be subject to the obligations of the Selling Holders to furnish all information and materials and not to take any and all actions as may be required under Federal and state securities laws and regulations to permit the Company or Weekly Reader, as applicable, to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

                  (d) The Company or Weekly Reader, as applicable, shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is requested by the underwriters with respect to such registration.

                  (e) Each Holder of Registrable Securities agrees, if an to the extent reasonably requested by the managing underwriter or underwriters in a Public Equity Offering, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (except as part of such Public Equity Offering), during the 90-day period beginning on the closing date of any such Public Equity Offering (which period shall be 180 days in the case of the Company's or Weekly Reader's, as applicable, Initial Public Offering), to the extent timely notified in writing by the Company or Weekly Reader, as applicable, or such managing underwriter or underwriters. In the event that the Company or Weekly Reader, as applicable, is not otherwise in compliance with the provisions of this Agreement at the time the Holders receive any notice pursuant to this Section 10(e), the Holders shall not be required to comply with this Section 10(e). In addition, the provisions of this Section 10(e) shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, that any such Holder shall undertake not to effect any public sale or distribution of any Registrable Securities commencing on the closing date of any such Public Equity Offering unless it has provided 45 days' prior written notice of such sale or distribution to the managing underwriter or underwriters.

SECTION 11.       REGISTRATION EXPENSES.

                  The Company or Weekly Reader, as applicable, shall pay all Registration Expenses.

SECTION 12.       INDEMNIFICATION.

                  (a) The Company and Weekly Reader agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers, employees, representatives and agents and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company or Weekly Reader to any Holder or any prospective purchaser of Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company or Weekly Reader by any of the Holders; provided that, the indemnity agreement contained in this
Section 8(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Registrable Securities if the final Prospectus (as then amended or supplemented) was not sent or given to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Registrable Securities to such person and if the final Prospectus (as amended or supplemented) would have corrected any such untrue statement of a material fact contained in and each omission or alleged omission of a material fact from the related preliminary Prospectus giving rise to such losses, claims, damages, liabilities or actions unless such failure is the result of non-compliance by the Company or Weekly Reader, as applicable, with 5(k), (l) or (m).

                  (b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and Weekly Reader, and its directors, officers, employees, representatives and agents and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or Weekly Reader to the same extent as the foregoing indemnity from the Company and Weekly Reader set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 12(a) or 12(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 12(a) and 12(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 12(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimburse as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 12(a), and by the Company, in the case of parties indemnified pursuant to Section 12(b). No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, which consent will not unreasonably be withheld, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent that the indemnification provided for in this Section 11 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Weekly Reader, on the one hand, and the Holders, on the other hand, from their sale of Registrable Securities or (ii) if the allocation provided by clause 12(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 12(d)(i) above but also the relative fault of the Company and Weekly Reader, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and Weekly Reader, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Weekly Reader, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 12(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and Weekly Reader and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities plus (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 12(c) are several in proportion to the respective principal amount of Registrable Securities held by each Holder hereunder and not joint.

SECTION 13.       RULE 144A AND RULE 144.

                  The Company and Weekly Reader agree with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company or Weekly Reader, as applicable, (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

SECTION 14.       MISCELLANEOUS.

                  (a) REMEDIES. The Company and Weekly Reader acknowledge and agree that any failure by either the Company or Weekly Reader to comply with its obligations under Sections 6, 7 and 8 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 6, 7 and 8 hereof. The Company further agrees to waive the defense in any action for specific performance as contemplated by the Section 14(a) that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor Weekly Reader will on or after the date of this Agreement enter into or amend any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Offering Memorandum, neither the Company, Weekly Reader have previously entered into any agreement granting any registration rights of its securities to any Person, and the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or Weekly Reader's securities under any other agreement in effect on the date hereof.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and Weekly Reader have obtained the written consent of Holders of a majority of the outstanding Registrable Securities (excluding Registrable Securities held by the Company, Weekly Reader or any of their Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other Holders whose Registrable Securities are not being sold pursuant to a Registration Statement may be given by the Holders of at least a majority of the Registrable Securities being sold.

                  (d) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and Weekly Reader, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                          (ii)     if to the Company or Weekly Reader:

                                   WRC Media Inc.
                                   Weekly Reader Corporation
                                   1 Rockefeller Plaza, 32nd floor
                                   New York, New York 10020
                                   Attention: Chief Executive Officer

                                   With a copy to:

                                   Cravath, Swaine & Moore
                                   Worldwide Plaza
                                   825 Eighth Avenue
                                   New York, New York 10019
                                   Attention:  D. Collier Kirkham, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in the Warrant Agreement.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          WRC MEDIA, INC.


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                          WEEKLY READER CORPORATION.

                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                          JLC LEARNING CORPORATION


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                          EAC III L.L.C.


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

BANC OF AMERICA SECURITIES LLC


By:  Donaldson, Lufkin & Jenrette
     Securities Corporation

By:
     -----------------------------------
     Name:  D.  Kete Cockrell, II
     Title:  Vice President